Exhibit 10.4

FIRST AMENDMENT TO EMPLOYMENT AND SERVICES AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AND SERVICES AGREEMENT (the “Amendment”) is made by and among Navistar International Corporation, a Delaware corporation, its principal operating subsidiary, Navistar, Inc., a Delaware corporation and Lewis B. Campbell (“Executive”) (collectively, the “Parties”). This Amendment is effective as of October 5, 2012.

RECITALS

WHEREAS, the Parties entered into an Employment and Services Agreement on August 26, 2012 (the “Agreement”); and

WHEREAS, the Parties now wish to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound hereby, agree as follows:

1. Section 3 of the Agreement is hereby amended to add the following new subsection (e) at the end thereof:

(e) Signing and Retention Bonuses. The Company shall pay to Executive: (a) $250,000, with such amount to be paid as soon as practicable following the effective date of the First Amendment to this Agreement (the “Amendment Date”); and (b) $250,000, with such amount to paid on the first anniversary of the Amendment Date; provided, however, that each such payment shall be made only if Executive is employed by, and/or in service to, the Company on the date of such payment; and provided further, however, that if while Executive is Interim CEO or Executive Chairman, Executive’s employment and service with the Company is terminated (i) by the Company without Cause, or (ii) by Executive due to Constructive Termination, then such amount shall be paid in a lump sum as soon as practicable following the date of such termination.

2. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, in the case of Navistar International Corporation and Navistar, Inc. by a duly authorized officer, on the day and year written below.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Curt A. Kramer	Date: 10/5/2012
By: Curt A. Kramer, Corporate Secretary

NAVISTAR, INC.

/s/ Curt A. Kramer	Date: 10/5/2012
By: Curt A. Kramer, Corporate Secretary

EXECUTIVE:

/s/ Lewis B. Campbell	Date: 10/5/2012
Lewis B. Campbell